Business Combinations and Acquisitions	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
Business Combinations and Acquisitions	Business Combinations and Acquisitions
Business Combinations
During the year ended December 31, 2023, the Company acquired a national provider of cold storage solutions, which consisted primarily of approximately 2,200 climate-controlled containers and refrigerated storage trailers; a regional modular space manufacturing and leasing business, which consisted primarily of approximately 1,300 modular leasing units; and a national provider of premium large clearspan structures.
The aggregate purchase price paid for these acquisitions and the opening balance sheet were as follows:

(in thousands)
Purchase Price:
Cash used in acquisitions, net of cash acquired of $3,245	$411,593
Allocated as follows:
Trade receivables	8,452	(a)
Inventories	2,017
Deferred tax assets	931
Rental equipment	214,936	(b)
Property, plant, and equipment	3,376
Operating lease assets	5,028
Intangibles - customer relationships	26,408	(b)
Other assets	3,669
Accounts payable	(276)
Deferred revenue	(11,635)
Operating lease liabilities	(3,633)
Other liabilities	(2,182)
Total identifiable net assets	247,091
Goodwill	164,502
Total net assets acquired	$411,593
(a)As of the acquisition date, the fair value of accounts receivable was $8.5 million, and the gross contractual amount was $11.5 million. The Company analyzed information available at the time of acquisition in estimating uncollectible receivables and the fair value of acquired receivables.
(b)The initial fair value assumptions used included preliminary estimates of the replacement cost of rental equipment, discount rates, royalty rates, and customer attrition rates which have been updated in preparing these valuations and the underlying assets have been adjusted from those previously recorded accordingly. Rental equipment and intangible assets were increased by approximately $12.9 million and $26.4 million from amounts previously reported, respectively.
Goodwill recognized is attributable to expected operating synergies, assembled workforces, and the going concern value of the acquired businesses. Goodwill recorded for these acquisitions is deductible for tax purposes. Revenue and earnings from business combinations are not available, as the businesses are integrated into the Company's centralized financial and operational processes following acquisition.
Asset Acquisitions
During 2023, the Company acquired certain assets and liabilities of five smaller entities, which consisted primarily of approximately 1,800 storage units and 700 modular units for $150.0 million in cash. As of the acquisition dates, the fair value of rental equipment acquired was $147.6 million.
Integration Costs
The Company records integration costs related to business combinations, asset acquisitions and the Merger within selling, general and administrative ("SG&A") expense. The Company incurred $10.4 million, $15.5 million and $28.4 million in integration costs for business combinations, asset acquisitions and the Merger for the years ended December 31, 2023, 2022 and 2021, respectively.